                               AIM AGGRESSIVE
                                 GROWTH FUND




[AIM LOGO APPEARS HERE]          ANNUAL REPORT                  OCTOBER 31, 1997

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Fund's average annual total returns, including sales charges, for periods ended 9/30/97, the most recent calendar quarter-end, were as follows: one year, 11.67% (18.18% excluding sales charges); five years, 30.11%; 10 years, 18.92%; inception (5/1/84), 17.35%.
o AIM Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge. When sales charges are included, Fund performance reflects the maximum 5.50% sales charge.
o During the year ended October 31, 1997, the Fund paid distributions of $2.298 per share.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o    Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Standard & Poor's Corporation (S&P) is a credit-rating agency. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The unmanaged Lipper Small Cap Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds.
o The unmanaged Russell 2000 Index is generally representative of the performance of the stocks of small-capitalization companies.
o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o    The NASDAQ (National Association of Securities Dealers Automated
     Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o The Consumer Price Index is a measure of change in consumer prices as determined by the U.S. Bureau of Labor Statistics.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

      MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
       FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
         OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
        AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                        OF PRINCIPAL AMOUNT INVESTED.

                 ------------------------------------------
                         AIM AGGRESSIVE GROWTH FUND

                          For shareholders who seek

                         long-term growth of capital by

                     investing in a portfolio consisting

                   primarily of small-company stocks which

                   management believes will have earnings

                  growth in excess of the general economy.
                 ------------------------------------------

     This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                    Dear Fellow Shareholder:

                    The fiscal year ended October 31 experienced no let-up in
                    the volatility in equity markets, and it closed on an
                    unsettling note. In late October, in the wake of a currency
 [PHOTO OF          crisis in Southeast Asia, the stock market experienced its
 Charles T.         first 10% correction since 1991. On Monday, October 27, the
   Bauer,           New York Stock Exchange closed to deal with market
 Chairman of        volatility for the first time in its history when the Dow
 the Board of       Jones Industrial Average fell 554 points, the index's
   THE FUND,        largest point decline ever. It is important to note that
 APPEARS HERE]      in percentage terms, this was a drop of 7.18%, far smaller than the 22.61% decline that occurred October 19, 1987.
                    Unfortunately, this time the market snapped back, and the Dow regained 337 points the next day. As of this writing, markets continue to recover.
                        Many investment managers, including AIM, had cautioned that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue. In less than 12 months, the Dow had climbed from 6010 on October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
  When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
  Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS
The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
  Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
  However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
  Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
  Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
  We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.


Sincerely,


/s/CHARLES T. BAUER

Charles T. Bauer
Chairman


                 ------------------------------------------

                 Despite recent activities, the fiscal year

                  ended October 31 brought domestic equity

                        investors excellent returns.

                 ------------------------------------------

The Managers' Overview

FUND REBOUNDS AS SMALL-CAP STOCKS TAKE OVER MARKET LEADERSHIP

A roundtable discussion with the Fund management team for AIM Aggressive
Growth Fund for the fiscal year ended October 31, 1997.
--------------------------------------------------------------------------------

Q. IT WAS A MOMENTOUS YEAR IN THE STOCK MARKET. HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM?

A. Your Fund rebounded strongly during the second half of the reporting period and posted a respectable 17.35% total return for the fiscal year ended October 31, 1997.
        You will recall from our last report on April 30, 1997, that the Fund's six-month cumulative total return was -14.54%. The turnabout in the Fund's performance in the second half of the year was truly stunning. For the six-month period ended October 31, 1997, the Fund posted a cumulative total return of 37.32%. That was good enough to best the 27.29% total return for the Russell 2000 Index and the 29.19% total return for the Lipper Small
     Cap Funds Index for the same six-month period.

================================================================================
        FUND REBOUNDS STRONGLY
--------------------------------------------------------------------------------
        Fund vs. indexes; six months ended 10/31/97

        AIM Aggressive Growth Fund      37.32%
        Lipper Small Cap Funds Index    29.19%
        Russell 2000 Index              27.29%
================================================================================

Q.   WHAT WAS BEHIND THE FUND'S REMARKABLE TURNAROUND?

A. During the first half of the fiscal year, large-company stocks were the undisputed market kings. For the six-month period ended April 30, 1997, the Standard and Poor's Composite Index of 500 Stocks (S&P 500) posted a total return of 14.75% compared to 1.61% for the Russell 2000 Index. The first quarter of 1997 was particularly difficult for small-cap stocks as reflected in the -5.17% total return for the Russell 2000 Index.
        Moreover, the stocks of the largest companies, the so-called "super caps," primarily were responsible for the gains of the S&P 500 in the first half of the year. However, in the second half of the year, there was a shift in the market leadership from large- to small-cap company stocks, the type found in your Fund's portfolio. The change in leadership was reflected in the 27.29% total return of the Russell 2000 Index compared to 15.13% for the S&P 500 for the six-month period ended October 31, 1997.

Q.   WHY DID SMALL-CAP STOCKS TAKE OVER THE MARKET LEADERSHIP?

A. Earlier in the year, market analysts were concerned that healthy economic growth might accelerate inflation and lead to higher interest rates that could adversely affect corporate profits. In such an environment, investors were drawn to the stocks of large companies with more predictable earnings.
        Despite continued strong economic growth in the second half of the fiscal year, however, inflation remained tame and borrowing costs declined. Investors also became concerned about the relatively high prices of large-cap stocks, particularly since the strength of the U.S. dollar relative to other major currencies threatened to erode the profits of giant, multinational companies. As a result, investors gravitated to the more reasonably priced stocks of smaller companies with greater earnings potential.

Q. THE CURRENCY DEVALUTIONS IN SOUTHEAST ASIA CAUSED STOCK MARKETS WORLDWIDE TO PLUMMET ON OCTOBER 27, 1997. WHAT WAS THE IMPACT ON SMALL-CAP STOCKS?

A. Small-cap stocks weren't spared the massive selloffs that hit equity markets on October 27 as the Russell 2000 Index lost 6.14% of its value in a single day. However, the index rose nearly 2.0% the following day as most major stock markets rebounded.
         We believe the currency problems in Southeast Asia ultimately could prove beneficial to domestic small-cap stocks. Money flowing out of emerging markets in Southeast Asia most likely will be redirected into other types of aggressive-growth investments, such as domestic small-cap stocks.

Q.   HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. Among the Fund's top sector holdings were: technology, 30%; health-care, 14%, and energy, 11%. Since our last report six months ago, we have increased our holdings in energy stocks and reduced our holdings in health-care stocks while maintaining about the same exposure in the technology sector.

Q. TECHNOLOGY STOCKS CONTINUED TO BE A VOLATILE. WHY DO YOU FIND THIS SECTOR ATTRACTIVE?

A. While technology stocks were, indeed, volatile, we remain optimistic about the long-term prospects for this sector. The



       See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 10/31/97, based on total net assets

========================================================================================================================
Top 10 Equity Holdings                              Top 10 Industries
------------------------------------------------------------------------------------------------------------------------
 1. Sipex Corp.                          0.85%        1. Oil & Gas (Drilling & Equipment)              9.16%
 2. Patterson Energy, Inc.               0.80         2. Computer (Software & Services)                8.47
 3. National-Oilwell, Inc.               0.79         3. Electronics (Semiconductors)                  5.45
 4. EVI Inc.                             0.75         4. Communications Equipment                      3.93
 5. Health Management Associates, Inc.   0.70         5. Electrical Equipment                          3.87
 6. FIRSTPLUS Financial Group            0.64         6. Retail (Specialty)                            3.33
 7. Sybron International Corp            0.62         7. Health Care (Medical Products & Supplies)     3.20
 8. Brightpoint, Inc.                    0.60         8. Health Care (Specialized Services)            3.08
 9. Cellstar Corp                        0.59         9. Restaurants                                   2.84
10. Concords EFS, Inc.                   0.56        10. Services (Data Processing)                    2.66

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
========================================================================================================================





     largest portion of corporate and global capital expenditures is being channeled into technology. The technology sector also stands to benefit from the reprogramming of older computers to recognize the year 2000 and the conversion of Europe to a single currency.
         Finally, we only invest in the stocks of technology companies that show earning growth potential.
         One of the stocks we found attractive was Sipex Corp. The company, a leading manufacturer of high-performance, high value-added analog integrated circuits, reported a 39% increase in earnings for the third quarter of 1997 in comparison to the same quarter for the previous year.
         The Fund also benefited from owning the stocks of such technology companies as Veritas Software Corp., Aspect Development, Inc., and Saville Systems Ireland.

Q.   WHAT MAKES HEALTH-CARE STOCKS ATTRACTIVE?

A. As the population ages, we expect the health-care industry to remain vibrant. At the end of the fiscal year, the Fund's health-care holdings primarily were in producers of medical products and supplies, companies offering specialized services, and pharmaceutical manufacturers.
         One of the health-care stocks in the portfolio was Sybron International Corp., a leading supplier of laboratory and dental products. The company, which recently reported a record year for sales and net income, is in the process of consolidating its position within its industry, having been involved in a series of acquistions.
         Other health-care stocks we found attractive included Health Management Association, Inc., HEALTHSOUTH Corp., and Medicis Pharmaceutical Corp.

Q.   WHAT IS BEHIND THE POSITIVE EARNINGS TRENDS IN THE ENERGY INDUSTRY?

A. Energy companies enjoyed stellar earnings in the third quarter of 1997 because of increases in both prices and demand for their products and services. The industry also has benefited from a wave of consolidations. We believe the energy industry will continue to be vibrant for several more years because demand for its products and services has already reached a point where it exceeds available supply.
         National-Oilwell, Inc., one of the Fund's top holdings, manufactures major mechanical components for oil and gas drilling rigs. The company estimates that about 65% of the world's offshore rigs and most of the larger land rigs, use its drilling machinery. Patterson Energy, Inc., another one of the Fund's top holdings, is a leading provider of domestic land drilling services for major independent oil and natural gas companies. Both companies reported significant third-quarter earnings increases.

Q.   WHAT IS YOUR MARKET OUTLOOK?

A. As 1997 draws to a close, the environment seems favorable for the stock market. The economy is growing at a healthy pace, corporate profits are strong, and inflation is low. The Federal Reserve Board (the Fed), after tightening monetary policy in March 1997, has left interest rates unchanged. If these conditions persist, it should prove beneficial for stocks.
         We are optimistic about small-cap stocks because of their lower valuations in comparison to large-cap stocks. Also, we believe smaller companies have greater earnings potential than their larger counterparts. The profits of small companies also are less adversely affected by a strong U.S. dollar because they do considerably less business overseas than large, multi-national companies. Additionally, the small-cap market already has experienced a correction and is in the process of rebounding. Finally, small-cap stocks should benefit from the reduction in the capital gains tax.
        Nevertheless, we expect volatility to continue to be a factor in the market. Fed Chairman Alan Greenspan and others have warned that a tight labor market might eventually accelerate inflation. The periodic release of key economic data, which could provide some indication on the direction of inflation--and the Fed's likely response--could cause the market to fluctuate dramatically. Also, as the events of October 27 illustrated, offshore developments such as the Hong Kong stock-market tumble could have an impact on the market.

        Finally, investors would be well-advised to be realistic in their expectations. Stock returns, which have exceeded 20% in recent years, could be gravitating back to their more historic levels of approximately 10%.



         See important fund and index disclosures inside front cover.

Long-Term Performance

THE AIM AGGRESSIVE GROWTH FUND GROWTH STORY


Growth of a $10,000 Investment: May 1, 1984-October 31, 1997



AIM AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEXES

The chart compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market. It is important to understand differences between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2000 Index and the Lipper Small Cap Funds Index. Unlike your Fund, an index is not managed; therefore there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up an index, you would incur expenses that would affect the return on your investment.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 10/31/97. Including sales charges.

CLASS A SHARES
Since Inception (5/1/84)                   16.65%
  10 Years                                 22.36
   5 Years                                 26.44
   1 Year                                  10.91*

*17.35% excluding sales charges.
================================================================================

==============================================================================================
                                 5/1/84    1985     1986     1987     1988     1989     1990
----------------------------------------------------------------------------------------------
   Income Dividends Reinvested   $   66      153       73        0        0       53       39
      Capital Gains Reinvested   $    0        0      259      391    1,383    1,625    1,330
Total Distributions Reinvested   $   66      153      332      391    1,383    1,678    1,369
           Total Account Value   $9,587   10,682   12,470   10,040   12,100   14,278   11,409
==============================================================================================

================================================================================
              AIM Aggressive    Russell 2000      Lipper Small Cap   Consumer
                Growth Fund         Index            Funds Index    Price Index
--------------------------------------------------------------------------------
                                         (In Thousands)
5/1/84           $9,452            $10,000            $10,000        $10,000

10/84             9,587             10,100             10,167         10,374

10/85            10,682             11,699             11,495         11,070

10/86            12,470             14,297             13,722         12,068

10/87            10,040             12,339             12,413         13,672

10/88            12,100             15,700             15,241         15,383

10/89            14,278             18,150             18,411         16,756

10/90            11,409             13,199             14,305         17,397

10/91            21,330             20,938             22,320         18,057

10/92            23,363             22,926             23,893         18,770

10/93            35,278             30,357             30,935         19,483

10/94            41,968             30,250             31,582         19,697

10/95            59,365             35,800             39,028         20,570

10/96            68,134             41,745             45,717         21,479

10/97            79,953             53,989             53,832         28,734
================================================================================







================================================================================
     1991     1992    1993    1994      1995    1996     1997
--------------------------------------------------------------------------------
     100        0        0        0        0        0        0
   3,217    6,959   11,737   13,966   19,755   23,786   30,631
   3,317    6,959   11,737   13,966   19,755   23,786   30,631
  21,330   23,363   35,278   41,968   59,365   68,134   79,953
================================================================================


Data shown are as of the Fund's fiscal year-end. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems HYPO--Registered Trademark--.

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                      SHARES         VALUE

COMMON STOCKS-95.19%

AEROSPACE/DEFENSE-0.41%

BE Aerospace, Inc.(a)                  355,000   $    9,984,375
---------------------------------------------------------------
Precision Castparts Corp.              100,000        5,881,250
---------------------------------------------------------------
                                                     15,865,625
---------------------------------------------------------------

AIR FREIGHT-0.70%

Air Express International Corp.        150,000        4,593,750
---------------------------------------------------------------
Airborne Freight Corp.                 200,000       12,675,000
---------------------------------------------------------------
Expeditors International of
  Washington, Inc.                     262,500        9,646,875
---------------------------------------------------------------
                                                     26,915,625
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.45%

Borg-Warner Automotive, Inc.           150,000        8,175,000
---------------------------------------------------------------
Danaher Corp.                           70,000        3,836,875
---------------------------------------------------------------
Keystone Automotive Industries,
  Inc.(a)                              250,000        5,531,250
---------------------------------------------------------------
                                                     17,543,125
---------------------------------------------------------------

BANKS (REGIONAL)-0.65%

Bank United Corp.-Class A              175,000        7,350,000
---------------------------------------------------------------
First Savings Bank of Washington
  Bancorp, Inc.                        250,000        5,937,500
---------------------------------------------------------------
Imperial Bancorp(a)                    150,000        6,543,750
---------------------------------------------------------------
Provident Bankshares Corp.             100,000        5,400,000
---------------------------------------------------------------
                                                     25,231,250
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.22%

First Republic Bank(a)                 300,000        8,475,000
---------------------------------------------------------------

BIOTECHNOLOGY-0.36%

Curative Technologies, Inc.(a)         225,000        6,778,125
---------------------------------------------------------------
Kos Pharmaceuticals, Inc.(a)           200,000        7,150,000
---------------------------------------------------------------
                                                     13,928,125
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.15%

Chancellor Media Corp.(a)              200,000       10,975,000
---------------------------------------------------------------
Heftel Broadcasting Corp.(a)           316,700       21,060,550
---------------------------------------------------------------
Jacor Communications, Inc.(a)          300,000       12,562,500
---------------------------------------------------------------
                                                     44,598,050
---------------------------------------------------------------

BUILDING MATERIALS-0.24%

Apogee Enterprises, Inc.               200,000        4,775,000
---------------------------------------------------------------
TJ International, Inc.                 200,000        4,600,000
---------------------------------------------------------------
                                                      9,375,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.19%

Cambrex Corp.                          150,000        7,190,625
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.93%

ADC Telecommunications, Inc.(a)        552,200   $   18,291,625
---------------------------------------------------------------
Audiovox Corp.-Class A(a)              243,400        2,205,812
---------------------------------------------------------------
Boston Technology, Inc.(a)             250,000        6,781,250
---------------------------------------------------------------
Brightpoint, Inc.(a)(b)                700,106       23,103,498
---------------------------------------------------------------
Coherent Communications Systems
  Corp.(a)                             500,000       15,125,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)           150,000        6,187,500
---------------------------------------------------------------
Davox Corp.(a)                         250,000        8,937,500
---------------------------------------------------------------
Digital Microwave Corp.(a)             225,000        8,100,000
---------------------------------------------------------------
Discreet Logic, Inc.(a)(Canada)        350,000        6,846,875
---------------------------------------------------------------
Glenayre Technologies, Inc.(a)         250,000        3,250,000
---------------------------------------------------------------
Innova Corp.(a)                        200,000        4,300,000
---------------------------------------------------------------
MasTec, Inc.(a)                        200,000        6,487,500
---------------------------------------------------------------
NACT Telecommunications, Inc.(a)       225,000        3,065,625
---------------------------------------------------------------
P-COM, Inc.(a)                         300,000        6,037,500
---------------------------------------------------------------
Premisys Communications, Inc.(a)       200,000        5,450,000
---------------------------------------------------------------
REMEC, Inc.(a)                         250,000        6,343,750
---------------------------------------------------------------
Teledata Communication
  Ltd.(a)(Israel)                      170,100        5,273,100
---------------------------------------------------------------
TESSCO Technologies, Inc.(a)(b)        350,000        7,525,000
---------------------------------------------------------------
Tollgrade Communications,
  Inc.(a)(b)                           350,000        8,618,750
---------------------------------------------------------------
                                                    151,930,285
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.25%

Citrix Systems, Inc.(a)                250,000       18,359,375
---------------------------------------------------------------
Concord EFS, Inc.(a)                   725,000       21,523,437
---------------------------------------------------------------
Data General Corp.(a)                  325,000        6,256,250
---------------------------------------------------------------
National Instruments Corp.(a)           50,000        2,275,000
---------------------------------------------------------------
                                                     48,414,062
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.43%

International Network Services(a)      100,000        2,200,000
---------------------------------------------------------------
MMC Networks, Inc.(a)                   80,000        1,750,000
---------------------------------------------------------------
Premiere Technologies, Inc.(a)         375,000       12,750,000
---------------------------------------------------------------
                                                     16,700,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.33%

Creative Technology
  Limited(a)(Singapore)                200,000        5,087,500
---------------------------------------------------------------
Encad, Inc.(a)                         125,000        4,062,500
---------------------------------------------------------------
MicroTouch Systems, Inc.(a)(b)         525,000       12,665,625
---------------------------------------------------------------
Network Appliance, Inc.(a)             150,000        7,537,500
---------------------------------------------------------------
QLogic Corp.(a)                        100,000        3,250,000
---------------------------------------------------------------
SanDisk Corp.(a)                       294,300        7,026,412
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

COMPUTERS (PERIPHERALS)-(CONTINUED)

STB Systems, Inc.(a)(b)                400,000   $   11,750,000
---------------------------------------------------------------
                                                     51,379,537
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-8.47%

Accelr8 Technology Corp.(a)            130,000        2,583,750
---------------------------------------------------------------
Advanced Fibre Communications,
  Inc.(a)                              250,000        7,265,625
---------------------------------------------------------------
Analysts International Corp.           200,000        9,025,000
---------------------------------------------------------------
Applied Voice Technology, Inc.(a)      200,000        5,200,000
---------------------------------------------------------------
Aspect Development, Inc.(a)            400,000       18,700,000
---------------------------------------------------------------
Avant! Corp.(a)                        275,000        7,218,750
---------------------------------------------------------------
Axent Technologies, Inc.(a)            375,000        8,765,625
---------------------------------------------------------------
CBT Group PLC-ADR(a)(Ireland)          150,000       11,512,500
---------------------------------------------------------------
Check Point Software Technologies
  Ltd.(a)(Israel)                      250,000       10,656,250
---------------------------------------------------------------
Computer Task Group, Inc.              200,000        5,650,000
---------------------------------------------------------------
CyberMedia, Inc.(a)                    200,000        5,950,000
---------------------------------------------------------------
DAOU Systems, Inc.(a)                  250,000        6,593,750
---------------------------------------------------------------
Documentum, Inc.(a)                    100,000        2,987,500
---------------------------------------------------------------
DSP Group, Inc.(a)                     400,000       14,175,000
---------------------------------------------------------------
Engineering Animation, Inc.(a)(b)      310,100       13,683,162
---------------------------------------------------------------
HBO & Co.                              250,000       10,875,000
---------------------------------------------------------------
IDX Systems Corp.(a)                   300,000       10,125,000
---------------------------------------------------------------
Integrated Systems, Inc.(a)            200,000        3,525,000
---------------------------------------------------------------
Jack Henry & Associates                225,000        5,793,750
---------------------------------------------------------------
JDA Software Group, Inc.(a)            200,000        6,250,000
---------------------------------------------------------------
Legato Systems, Inc.(a)                250,000       10,687,500
---------------------------------------------------------------
Lycos, Inc.(a)                         100,000        2,612,500
---------------------------------------------------------------
Midway Games Inc.(a)                   300,000        6,281,250
---------------------------------------------------------------
Network General Corp.(a)               582,700       11,799,675
---------------------------------------------------------------
NOVA Corp.(a)                          253,000        6,799,375
---------------------------------------------------------------
Peerless Systems Corp.(a)              500,000        6,500,000
---------------------------------------------------------------
PeopleSoft, Inc.(a)                    100,000        6,287,500
---------------------------------------------------------------
Quadramed Corp.(a)                     100,000        2,350,000
---------------------------------------------------------------
Quickturn Design Systems, Inc.(a)      380,200        4,990,125
---------------------------------------------------------------
RadiSys Corp.(a)                       150,000        6,975,000
---------------------------------------------------------------
RWD Technologies, Inc.(a)               66,600        1,498,500
---------------------------------------------------------------
Sapient Corp.(a)                       150,000        7,987,500
---------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                              300,000       10,162,500
---------------------------------------------------------------
Simulation Sciences, Inc.(a)           250,000        4,562,500
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             100,160        3,324,060
---------------------------------------------------------------
Sterling Software, Inc.(a)             100,000        3,412,500
---------------------------------------------------------------
Technology Solutions Co.(a)            187,500        5,906,250
---------------------------------------------------------------
Tecnomatix Technologies Ltd.(a)
  (Israel)                             200,000        6,175,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

3Dfx Interactive, Inc.(a)              125,000   $    2,125,000
---------------------------------------------------------------
Transaction Systems Architects,
  Inc.-Class A(a)                      200,000        7,825,000
---------------------------------------------------------------
Vantive Corp.(a)                       150,000        3,787,500
---------------------------------------------------------------
Veritas Software Corp.(a)              375,000       15,609,375
---------------------------------------------------------------
Viasoft, Inc.(a)                       166,500        6,826,500
---------------------------------------------------------------
Whittman-Hart, Inc.(a)                 100,000        2,900,000
---------------------------------------------------------------
Wind River Systems(a)                  150,000        5,756,250
---------------------------------------------------------------
Xpedite Systems, Inc.(a)               100,000        2,462,500
---------------------------------------------------------------
Yahoo! Inc.(a)                         116,250        5,096,835
---------------------------------------------------------------
                                                    327,236,357
---------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-0.03%

Transcoastal Marine Services(a)         50,000        1,243,750
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES &
  GIFTS)-0.55%

Action Performance Companies,
  Inc.(a)                              400,000       10,250,000
---------------------------------------------------------------
Blyth Industries, Inc.(a)              441,300       10,977,337
---------------------------------------------------------------
                                                     21,227,337
---------------------------------------------------------------

CONSUMER FINANCE-1.33%

AmeriCredit Corp.(a)                   300,000        8,718,750
---------------------------------------------------------------
Delta Financial Corp.(a)               100,900        1,841,425
---------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(a)     450,000       24,750,000
---------------------------------------------------------------
IMC Mortgage Co.(a)                    600,000       10,425,000
---------------------------------------------------------------
Money Store, Inc. (The)                200,000        5,675,000
---------------------------------------------------------------
                                                     51,410,175
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.10%

Patterson Dental Co.(a)                100,000        4,000,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.87%

Avid Technology, Inc.(a)               300,000        8,568,750
---------------------------------------------------------------
Black Box Corp.(a)                     300,000       12,300,000
---------------------------------------------------------------
Chicago Miniature Lamp, Inc.(a)        250,000        8,000,000
---------------------------------------------------------------
Cohu, Inc.                              95,000        3,556,562
---------------------------------------------------------------
Cyberoptics Corp.(a)(b)                300,000        8,250,000
---------------------------------------------------------------
Electro Scientific Industries,
  Inc.(a)                              100,000        4,850,000
---------------------------------------------------------------
HADCO Corp.(a)                         150,000        8,306,250
---------------------------------------------------------------
Kemet Corp.(a)                         350,000        7,612,500
---------------------------------------------------------------
Littelfuse, Inc.(a)                    150,000        4,593,750
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              300,000        8,100,000
---------------------------------------------------------------
RF Monolithics, Inc.(a)                200,000        2,700,000
---------------------------------------------------------------
Robbins & Myers, Inc.                  200,000        7,575,000
---------------------------------------------------------------
Sanmina Corp.(a)                       225,000       16,818,750
---------------------------------------------------------------
Sawtek Inc.(a)                         210,000        7,140,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

ELECTRICAL EQUIPMENT-(CONTINUED)

SCI Systems, Inc.(a)                   300,000   $   13,200,000
---------------------------------------------------------------
Symbol Technologies, Inc.              300,000       11,925,000
---------------------------------------------------------------
Technitrol, Inc.                       250,000        7,718,750
---------------------------------------------------------------
Uniphase Corp.(a)                      125,000        8,390,625
---------------------------------------------------------------
                                                    149,605,937
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.99%

Anicom, Inc.(a)                        400,000        6,200,000
---------------------------------------------------------------
Benchmarq Microelectronics,
  Inc.(a)(b)                           425,000        8,818,750
---------------------------------------------------------------
Computer Products, Inc.(a)             600,000       16,350,000
---------------------------------------------------------------
Kent Electronics Corp.(a)              200,000        6,987,500
---------------------------------------------------------------
                                                     38,356,250
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-1.04%

Aavid Thermal Technologies(a)          100,000        2,975,000
---------------------------------------------------------------
Alpha Industries, Inc.(a)              184,700        2,932,112
---------------------------------------------------------------
CellStar Corp.(a)                      675,000       22,907,812
---------------------------------------------------------------
Thermo Optek Corp.(a)                  350,000        5,928,125
---------------------------------------------------------------
ThermoQuest Corp.(a)                   300,000        5,362,500
---------------------------------------------------------------
                                                     40,105,549
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-5.45%

Alliance Semiconductor Corp.(a)        300,000        2,250,000
---------------------------------------------------------------
ANADIGICS, Inc.(a)                     300,000       11,100,000
---------------------------------------------------------------
ASE Test Ltd.(a)(Taiwan)                94,300        5,162,925
---------------------------------------------------------------
ATMI Inc.(a)                           150,000        4,031,250
---------------------------------------------------------------
Burr-Brown Corp.(a)                    350,000       10,587,500
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)         550,000        6,187,500
---------------------------------------------------------------
Dallas Semiconductor Corp.             300,000       14,662,500
---------------------------------------------------------------
Flextronics International Ltd.(a)      500,000       19,000,000
---------------------------------------------------------------
General Scanning, Inc.(a)              150,000        3,871,875
---------------------------------------------------------------
Integrated Circuit Systems,
  Inc.(a)                              125,400        4,294,950
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              450,000        5,203,125
---------------------------------------------------------------
International Rectifier Corp.(a)       185,100        2,533,556
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)         175,000        8,760,938
---------------------------------------------------------------
Level One Communications, Inc.(a)      225,000       10,125,000
---------------------------------------------------------------
Micrel, Inc.(a)                        200,000        7,175,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    350,000        9,231,250
---------------------------------------------------------------
Semtech Corp.(a)                       150,000        6,984,375
---------------------------------------------------------------
Sipex Corp.(a)(b)                    1,000,000       32,875,000
---------------------------------------------------------------
3Dlabs Inc., Ltd.(a)                   400,000        8,500,000
---------------------------------------------------------------
Tower Semiconductor Ltd. (Israel)      250,000        2,937,500
---------------------------------------------------------------
Unitrode Corp.(a)                      400,000       10,725,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         350,000       15,181,250
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

VLSI Technology, Inc.(a)               300,000   $    8,887,500
---------------------------------------------------------------
                                                    210,267,994
---------------------------------------------------------------

ENTERTAINMENT-0.30%

Cinar Films Inc.-Class
  B(a)(Canada)                          60,500        2,351,938
---------------------------------------------------------------
N2K Inc.(a)                            350,000        9,209,374
---------------------------------------------------------------
                                                     11,561,312
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.59%

BMC Industries, Inc.                   350,000       11,265,625
---------------------------------------------------------------
Credence Systems Corp.(a)              400,000       11,800,000
---------------------------------------------------------------
DuPont Photomasks, Inc.(a)             150,000        6,450,000
---------------------------------------------------------------
Electroglas, Inc.(a)                   300,000        5,700,000
---------------------------------------------------------------
Integrated Process Equipment
  Corp.(a)                             200,000        4,437,500
---------------------------------------------------------------
Photronics, Inc.(a)                    250,000       10,718,750
---------------------------------------------------------------
Silicon Valley Group, Inc.(a)          250,000        7,187,500
---------------------------------------------------------------
Speedfam International, Inc.(a)        100,000        3,712,500
---------------------------------------------------------------
                                                     61,271,875
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.63%

Amresco, Inc.(a)                       350,000       10,981,250
---------------------------------------------------------------
Ocwen Financial Corp.(a)               150,000        8,240,625
---------------------------------------------------------------
United Companies Financial Corp.       200,000        5,062,500
---------------------------------------------------------------
                                                     24,284,375
---------------------------------------------------------------

FOOTWEAR-0.31%

Stride Rite Corp.                      250,000        2,937,500
---------------------------------------------------------------
Wolverine World Wide, Inc.             400,000        8,800,000
---------------------------------------------------------------
                                                     11,737,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.01%

Alpharma, Inc.-Class A                 495,834       10,939,338
---------------------------------------------------------------
Biovail Corp.
  International(a)(Canada)             400,000       11,550,000
---------------------------------------------------------------
Columbia Laboratories, Inc.(a)         500,000        8,000,000
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)          207,000       10,013,625
---------------------------------------------------------------
Jones Medical Industries, Inc.         250,000        7,531,250
---------------------------------------------------------------
Medicis Pharmaceutical Corp.(a)        405,000       19,490,625
---------------------------------------------------------------
Parexel International Corp.(a)         100,000        3,612,500
---------------------------------------------------------------
VIVUS, Inc.(a)                         250,000        6,593,750
---------------------------------------------------------------
                                                     77,731,088
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.60%

Health Management Associates,
  Inc.-Class A(a)                    1,106,493       26,970,766
---------------------------------------------------------------
Quorum Health Group, Inc.(a)           450,000       10,912,500
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              200,000        6,112,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

HEALTH CARE (HOSPITAL MANAGEMENT)-(CONTINUED)

Universal Health Services,
  Inc.-Class B(a)                      400,000   $   17,625,000
---------------------------------------------------------------
                                                     61,620,766
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.62%

Assisted Living Concepts, Inc.(a)      335,000        6,867,500
---------------------------------------------------------------
Atria Communities, Inc.(a)             250,000        4,156,250
---------------------------------------------------------------
CareMatrix Corp.(a)                    400,000       10,900,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                             325,000       12,289,062
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                   750,000       19,171,875
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)       244,800        9,088,200
---------------------------------------------------------------
                                                     62,472,887
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.97%

American Oncology Resources,
  Inc.(a)                              500,000        7,312,500
---------------------------------------------------------------
Concentra Managed Care, Inc.(a)        578,600       18,876,825
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)       125,000        7,046,875
---------------------------------------------------------------
PhyCor, Inc.(a)                        187,500        4,324,218
---------------------------------------------------------------
                                                     37,560,418
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.20%

ADAC Laboratories                      250,000        4,875,000
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                              300,000       15,937,500
---------------------------------------------------------------
Coopers Companies, Inc.(a)             100,000        3,581,250
---------------------------------------------------------------
Dentsply International, Inc.           300,000        8,512,500
---------------------------------------------------------------
Healthdyne Technologies(a)             300,000        6,000,000
---------------------------------------------------------------
Henry Schein, Inc.(a)                  200,000        6,575,000
---------------------------------------------------------------
MiniMed, Inc.(a)                       150,000        5,850,000
---------------------------------------------------------------
Physician Sales & Service, Inc.(a)     500,000       12,250,000
---------------------------------------------------------------
ResMed, Inc.(a)                        275,000        7,700,000
---------------------------------------------------------------
Respironics, Inc.(a)                   350,000        9,843,750
---------------------------------------------------------------
Safeskin Corp.(a)                      250,000       11,343,750
---------------------------------------------------------------
Sullivan Dental Products, Inc.         300,000        7,012,500
---------------------------------------------------------------
Sybron International Corp.(a)          600,000       24,075,000
---------------------------------------------------------------
                                                    123,556,250
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-3.08%

Access Health, Inc.(a)                 200,000        6,950,000
---------------------------------------------------------------
American HomePatient, Inc.(a)          337,350        8,686,763
---------------------------------------------------------------
BioReliance Corp.(a)                   150,000        3,337,500
---------------------------------------------------------------
Boron, LePore & Associates,
  Inc.(a)                              200,000        4,875,000
---------------------------------------------------------------
First Commonwealth, Inc.(a)            162,500        2,356,250
---------------------------------------------------------------
FPA Medical Management, Inc.(a)        500,000       12,062,500
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              150,000        8,043,750
---------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)        125,000        2,921,875
---------------------------------------------------------------
Omnicare, Inc.                         500,000       13,906,250
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)

Orthodontic Centers of America,
  Inc.(a)                              625,000   $   10,820,312
---------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)       200,000        8,450,000
---------------------------------------------------------------
Renal Care Group, Inc.(a)              174,050        5,830,675
---------------------------------------------------------------
Renal Treatment Centers, Inc.(a)       150,000        4,978,125
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                             285,000        8,835,000
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)     250,000        7,703,125
---------------------------------------------------------------
Transition Systems, Inc.(a)            450,000        9,112,500
---------------------------------------------------------------
                                                    118,869,625
---------------------------------------------------------------

HOME BUILDING-0.20%

American Homestar Corp.(a)             350,000        7,875,000
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.23%

Ethan Allen Interiors, Inc.            250,000        8,859,375
---------------------------------------------------------------

HOUSEWARES-1.05%

Central Garden and Pet Co.(a)          350,000        9,187,500
---------------------------------------------------------------
Day Runner, Inc.(a)                    173,400        6,990,187
---------------------------------------------------------------
Helen of Troy Ltd.(a)                1,200,000       19,950,000
---------------------------------------------------------------
Windmere-Durable Holdings Inc.         200,000        4,525,000
---------------------------------------------------------------
                                                     40,652,687
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.31%

John Alden Financial Corp.             175,000        4,801,562
---------------------------------------------------------------
Penn Treaty American Corp.(a)          225,000        7,228,125
---------------------------------------------------------------
                                                     12,029,687
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.67%

CapMAC Holdings, Inc.                  125,000        3,750,000
---------------------------------------------------------------
CMAC Investment Corp.                  300,000       16,406,250
---------------------------------------------------------------
Executive Risk Inc.                    185,000       12,186,875
---------------------------------------------------------------
Frontier Insurance Group, Inc.         200,000        6,737,500
---------------------------------------------------------------
HCC Insurance Holdings, Inc.           650,000       15,193,750
---------------------------------------------------------------
Vesta Insurance Group, Inc.            178,500       10,375,313
---------------------------------------------------------------
                                                     64,649,688
---------------------------------------------------------------

INVESTMENTS-0.26%

Sirrom Capital Corp.                   200,000       10,075,000
---------------------------------------------------------------

IRON & STEEL-0.45%

Northwest Pipe Co.(a)                  170,000        4,122,500
---------------------------------------------------------------
NS Group, Inc.(a)(b)                   500,000       13,375,000
---------------------------------------------------------------
                                                     17,497,500
---------------------------------------------------------------

LAND DEVELOPMENT-0.28%

Fairfield Communities, Inc.(a)         250,000       10,984,375
---------------------------------------------------------------

LEISURE & RECREATION-0.29%

North Face, Inc.(The)(a)               350,000        8,268,750
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

LEISURE & RECREATION-(CONTINUED)

Penske Motorsports, Inc.(a)            100,000   $    2,962,500
---------------------------------------------------------------
                                                     11,231,250
---------------------------------------------------------------

LODGING (HOTELS)-0.39%

Prime Hospitality Corp.(a)             450,000        9,168,750
---------------------------------------------------------------
Suburban Lodges of America,
  Inc.(a)                               80,000        1,980,000
---------------------------------------------------------------
Wyndham Hotel Corp.(a)                  83,300        3,743,294
---------------------------------------------------------------
                                                     14,892,044
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.67%

Applied Power, Inc.-Class A            125,000        7,734,375
---------------------------------------------------------------
DT Industries, Inc.                    300,000        9,000,000
---------------------------------------------------------------
Gardner Denver Machinery Inc.(a)       250,000        8,968,750
---------------------------------------------------------------
                                                     25,703,125
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.34%

AMETEK, Inc.                           200,000        4,712,500
---------------------------------------------------------------
Coflexip S.A.-ADR (France)             140,100        7,705,500
---------------------------------------------------------------
Halter Marine Group, Inc.(a)           350,000       18,309,375
---------------------------------------------------------------
Rock of Ages Corp.(a)                  150,000        2,850,000
---------------------------------------------------------------
US Filter Corp.(a)                     450,000       18,056,250
---------------------------------------------------------------
                                                     51,633,625
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.05%

ESC Medical Systems
  Ltd.(a)(Israel)                       47,850        1,878,113
---------------------------------------------------------------

NATURAL GAS-0.06%

Edge Petroleum Corp.(a)                160,000        2,340,000
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.09%

Boise Cascade Office Products
  Corp.(a)                             400,000        7,600,000
---------------------------------------------------------------
Daisytek International Corp.(a)(b)     250,000        9,531,250
---------------------------------------------------------------
Danka Business Systems PLC-ADR
  (United Kingdom)                     250,000        9,250,000
---------------------------------------------------------------
Herman Miller, Inc.                    250,000       12,218,750
---------------------------------------------------------------
Mail-Well, Inc.(a)                     100,000        3,462,500
---------------------------------------------------------------
                                                     42,062,500
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-9.16%

Camco International, Inc.              225,000       16,256,250
---------------------------------------------------------------
CE Franklin Ltd.(a)                    365,900        4,939,650
---------------------------------------------------------------
Cliffs Drilling Co.(a)                 225,000       16,354,688
---------------------------------------------------------------
Core Laboratories N.V.(a)
  (Netherlands)                        200,000        8,000,000
---------------------------------------------------------------
EVI, Inc.(a)                           450,000       28,884,375
---------------------------------------------------------------
Friede Goldman International
  Inc.(a)                              150,000        5,971,875
---------------------------------------------------------------
Global Industries Ltd.(a)              800,000       16,100,000
---------------------------------------------------------------
Gulf Island Fabrication, Inc.(a)       161,200        5,239,000
---------------------------------------------------------------
Key Energy Group, Inc.(a)              125,000        3,921,875
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Lone Star Technologies, Inc.(a)        250,000   $    9,546,875
---------------------------------------------------------------
Marine Drilling Companies, Inc.(a)     350,000       10,368,750
---------------------------------------------------------------
Maverick Tube Corp.(a)(b)              455,000       16,038,750
---------------------------------------------------------------
Mitcham Industries, Inc.(a)            200,000        5,225,000
---------------------------------------------------------------
National-Oilwell, Inc.(a)              400,749       30,682,346
---------------------------------------------------------------
Newpark Resources, Inc.(a)             300,000       12,450,000
---------------------------------------------------------------
Oceaneering International, Inc.(a)     150,000        3,721,875
---------------------------------------------------------------
Patterson Energy, Inc.(a)              550,000       30,800,000
---------------------------------------------------------------
Pool Energy Services Co.(a)            200,000        6,787,500
---------------------------------------------------------------
Precision Drilling
  Corp.(a)(Canada)                     500,000       15,375,000
---------------------------------------------------------------
Pride International, Inc.(a)           400,000       13,200,000
---------------------------------------------------------------
Trico Marine Services, Inc.(a)         300,000       11,025,000
---------------------------------------------------------------
Tubos de Acero de Mexico
  S.A.(a)(Mexico)                      200,000        4,037,500
---------------------------------------------------------------
Tuboscope Vetco International
  Corp.(a)                             420,000       13,335,000
---------------------------------------------------------------
UNIFAB International, Inc.(a)           55,000        1,760,000
---------------------------------------------------------------
UTI Energy Corp.(a)                    450,000       20,081,250
---------------------------------------------------------------
Varco International, Inc.(a)           250,000       15,234,375
---------------------------------------------------------------
Veritas DGC, Inc.(a)                   500,000       20,468,750
---------------------------------------------------------------
Willbros Group, Inc.(a)                425,000        8,287,500
---------------------------------------------------------------
                                                    354,093,184
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.36%

Basin Exploration, Inc.(a)             141,000        2,784,750
---------------------------------------------------------------
Cabot Oil and Gas Corp.-Class A        255,800        6,139,200
---------------------------------------------------------------
Comstock Resources, Inc.(a)            150,000        2,512,500
---------------------------------------------------------------
Devon Energy Corp.                     250,000       11,187,500
---------------------------------------------------------------
KCS Energy, Inc.                       200,000        5,262,500
---------------------------------------------------------------
St. Mary Land & Exploration Co.        200,000        8,150,000
---------------------------------------------------------------
Stolt Comex Seaway, S.A.(a)(United
  Kingdom)                             100,000        6,000,000
---------------------------------------------------------------
Tom Brown, Inc.(a)                     150,000        3,712,500
---------------------------------------------------------------
Vintage Petroleum, Inc.                300,000        6,862,500
---------------------------------------------------------------
                                                     52,611,450
---------------------------------------------------------------

PERSONAL CARE-0.67%

Rexall Sundown, Inc.(a)                800,000       17,500,000
---------------------------------------------------------------
Twinlab Corp.(a)                       450,000        8,550,000
---------------------------------------------------------------
                                                     26,050,000
---------------------------------------------------------------

PUBLISHING-0.18%

Meredith Corp.                         200,000        6,812,500
---------------------------------------------------------------

RAILROADS-0.17%

MotivePower Industries, Inc.(a)        250,000        6,656,250
---------------------------------------------------------------

RESTAURANTS-2.84%

Apple South, Inc.                      799,962       14,899,293
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

RESTAURANTS-(CONTINUED)

Applebee's International, Inc.         250,000   $    5,546,875
---------------------------------------------------------------
Cheesecake Factory (The)(a)            250,000        7,875,000
---------------------------------------------------------------
CKE Restaurants, Inc.                  300,000       11,981,250
---------------------------------------------------------------
Dave & Buster's, Inc.(a)               450,000       11,812,500
---------------------------------------------------------------
Foodmaker, Inc.(a)                     500,000        8,218,750
---------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(a)                              375,000       10,500,000
---------------------------------------------------------------
Logan's Roadhouse, Inc.(a)(b)          452,000        8,079,500
---------------------------------------------------------------
Papa John's International, Inc.(a)     200,000        5,912,500
---------------------------------------------------------------
Rainforest Cafe, Inc.(a)               275,000        9,384,375
---------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)            340,000        7,225,000
---------------------------------------------------------------
Sonic Corp.(a)                         321,300        8,273,475
---------------------------------------------------------------
Starbucks Corp.(a)                       6,000          198,000
---------------------------------------------------------------
                                                    109,906,518
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.26%

Eagle Hardware & Garden, Inc.(a)       600,000       10,200,000
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.78%

Best Buy Co., Inc.(a)                  250,000        6,984,375
---------------------------------------------------------------
CHS Electronics, Inc.(a)               675,000       16,495,313
---------------------------------------------------------------
CompUSA, Inc.(a)                       600,000       19,650,000
---------------------------------------------------------------
MicroAge, Inc.(a)                      350,000        7,700,000
---------------------------------------------------------------
Tech Data Corp.(a)                     400,000       17,800,000
---------------------------------------------------------------
                                                     68,629,688
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.15%

Fred Meyer, Inc.(a)                    200,000        5,712,500
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.48%

Ames Department Stores, Inc.(a)        500,000        7,781,250
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            285,900       11,578,950
---------------------------------------------------------------
Family Dollar Stores, Inc.             250,000        5,875,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         500,000       19,375,000
---------------------------------------------------------------
99 Cents Only Stores(a)                144,100        5,412,757
---------------------------------------------------------------
Stein Mart, Inc.(a)                    250,000        7,312,500
---------------------------------------------------------------
                                                     57,335,457
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.71%

Quality Food Centers, Inc.(a)          350,000       16,668,750
---------------------------------------------------------------
Whole Foods Market, Inc.(a)            275,000       10,793,750
---------------------------------------------------------------
                                                     27,462,500
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.53%

CDW Computer Centers, Inc.(a)          200,000       12,400,000
---------------------------------------------------------------
Micro Warehouse, Inc.(a)               550,000        8,250,000
---------------------------------------------------------------
                                                     20,650,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.13%

Finish Line, Inc. (The)-Class A(a)     600,000   $   10,125,000
---------------------------------------------------------------
Garden Ridge Corp.(a)                  741,000        9,910,875
---------------------------------------------------------------
Genesco Inc.(a)                        700,000        8,881,250
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)       400,000        4,900,000
---------------------------------------------------------------
Inacom Corp.(a)                        375,000       11,554,688
---------------------------------------------------------------
Linens 'N Things, Inc.(a)              200,000        7,187,500
---------------------------------------------------------------
Michaels Stores, Inc.(a)               400,000       12,025,000
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           250,000        6,093,750
---------------------------------------------------------------
Party City Corp.(a)                    175,000        4,812,500
---------------------------------------------------------------
Petco Animal Supplies, Inc.(a)         450,000       13,837,500
---------------------------------------------------------------
Pier 1 Imports, Inc.                   450,000        8,212,500
---------------------------------------------------------------
Trans World Entertainment Corp.(a)     250,000        7,000,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)               225,000        9,028,125
---------------------------------------------------------------
Zale Corp.(a)                          300,000        7,575,000
---------------------------------------------------------------
                                                    121,143,688
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.71%

American Eagle Outfitters, Inc.(a)      46,700        1,354,300
---------------------------------------------------------------
Buckle, Inc. (The)(a)                  340,000        9,180,000
---------------------------------------------------------------
Pacific Sunwear of California(a)       412,500       11,395,313
---------------------------------------------------------------
Paul Harris Stores, Inc.(a)            300,000        5,512,500
---------------------------------------------------------------
                                                     27,442,113
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.36%

TCF Financial Corp.                    100,000        5,687,500
---------------------------------------------------------------
Webster Financial Corp.                135,000        8,319,375
---------------------------------------------------------------
                                                     14,006,875
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-1.06%

Abacus Direct Corp.(a)                 275,000       10,106,250
---------------------------------------------------------------
Catalina Marketing Corp.(a)            200,000        9,137,500
---------------------------------------------------------------
CKS Group, Inc.(a)                     250,000        9,062,500
---------------------------------------------------------------
Market Facts, Inc.                     200,000        4,050,000
---------------------------------------------------------------
Metris Companies Inc.                  200,000        8,450,000
---------------------------------------------------------------
                                                     40,806,250
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.55%

ABR Information Services, Inc.(a)      250,000        5,875,000
---------------------------------------------------------------
Caribiner International, Inc.(a)       200,000        8,912,500
---------------------------------------------------------------
Cerner Corp.(a)                        500,000       12,125,000
---------------------------------------------------------------
Children's Comprehensive Services,
  Inc.(a)(b)                           436,100        7,870,243
---------------------------------------------------------------
Computer Learning Centers, Inc.(a)     100,000        4,525,000
---------------------------------------------------------------
Equity Corp. International(a)          450,000        9,168,750
---------------------------------------------------------------
G & K Services, Inc.-Class A           150,000        5,400,000
---------------------------------------------------------------
IntelliQuest Information Group,
  Inc.(a)(b)                           525,000        8,925,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

SERVICES (COMMERCIAL & CONSUMER)-(CONTINUED)

MSC Industrial Direct Co.,
  Inc.-Class A(a)                      125,000   $    5,203,125
---------------------------------------------------------------
Rental Service Corp.(a)                100,000        2,675,000
---------------------------------------------------------------
Stewart Enterprises, Inc.- Class A     400,000       16,600,000
---------------------------------------------------------------
Strayer Education, Inc.                153,900        7,348,725
---------------------------------------------------------------
Wilmar Industries, Inc.(a)             150,000        3,937,500
---------------------------------------------------------------
                                                     98,565,843
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.46%

Cambridge Technology Partners,
  Inc.(a)                              300,000       10,950,000
---------------------------------------------------------------
Compucom Systems, Inc.(a)              600,000        5,662,500
---------------------------------------------------------------
Insight Enterprises, Inc.(a)(b)        525,000       20,540,625
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           600,000       14,175,000
---------------------------------------------------------------
Sykes Enterprises, Inc.(a)             200,000        4,975,000
---------------------------------------------------------------
                                                     56,303,125
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.66%

Affiliated Computer Services,
  Inc.(a)                              700,000       17,587,500
---------------------------------------------------------------
Computer Data Systems, Inc.            119,300        4,936,038
---------------------------------------------------------------
Computer Horizons Corp.(a)             150,000        4,556,250
---------------------------------------------------------------
CSG Systems International, Inc.(a)     339,400       13,300,238
---------------------------------------------------------------
Envoy Corp.(a)                         300,000        8,400,000
---------------------------------------------------------------
Fair, Issac and Co., Inc.              100,000        4,343,750
---------------------------------------------------------------
4Front Software International,
  Inc.(a)                               46,400          461,100
---------------------------------------------------------------
Hyperion Software Corp.(a)             300,000       11,437,500
---------------------------------------------------------------
MedQuist, Inc.(a)                      300,000        7,312,500
---------------------------------------------------------------
PMT Services, Inc.(a)                  600,000        9,675,000
---------------------------------------------------------------
Saville Systems Ireland
  PLC-ADR(a)(Ireland)                  350,000       20,912,500
---------------------------------------------------------------
                                                    102,922,376
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-1.11%

Alternative Resources Corp.(a)         250,000        6,187,500
---------------------------------------------------------------
Norrell Corp.                          225,000        6,553,125
---------------------------------------------------------------
RemedyTemp, Inc.- Class A(a)           165,000        3,795,000
---------------------------------------------------------------
Robert Half International, Inc.(a)     375,000       15,351,563
---------------------------------------------------------------
Romac International, Inc.(a)           400,000        8,000,000
---------------------------------------------------------------
Vincam Group, Inc. (The)(a)            100,000        3,137,500
---------------------------------------------------------------
                                                     43,024,688
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.09%

Cornell Corrections, Inc.(a)           200,000        3,600,000
---------------------------------------------------------------

SPECIALTY PRINTING-0.40%

Consolidated Graphics, Inc.(a)         200,000       10,375,000
---------------------------------------------------------------
World Color Press, Inc.(a)             200,000        5,062,500
---------------------------------------------------------------
                                                     15,437,500
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.52%

Electromagnetic Sciences, Inc.(a)      250,000   $    4,734,375
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        200,000        6,175,000
---------------------------------------------------------------
World Access, Inc.(a)                  350,000        9,275,000
---------------------------------------------------------------
                                                     20,184,375
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.02%

ACC Corp.                              200,000        7,925,000
---------------------------------------------------------------
Billing Information Concepts(a)        450,000       17,662,500
---------------------------------------------------------------
Tel-Save Holdings, Inc.(a)              39,700          853,550
---------------------------------------------------------------
USLD Communications Corp.(a)           650,000       12,878,125
---------------------------------------------------------------
                                                     39,319,175
---------------------------------------------------------------

TEXTILES (APPAREL)-0.96%

Ashworth, Inc.(a)                      450,000        4,471,875
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)           350,000        9,318,750
---------------------------------------------------------------
Quicksilver, Inc.(a)                   200,000        6,150,000
---------------------------------------------------------------
St. John Knits, Inc.                   300,000       12,056,250
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                125,000        4,945,313
---------------------------------------------------------------
                                                     36,942,188
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.41%

Mohawk Industries, Inc.(a)             250,000        7,687,500
---------------------------------------------------------------
WestPoint Stevens, Inc.(a)             200,000        8,200,000
---------------------------------------------------------------
                                                     15,887,500
---------------------------------------------------------------

TOBACCO-0.14%

Schweitzer-Mauduit International,
  Inc.                                 125,000        5,265,625
---------------------------------------------------------------

TRUCKING-0.84%

Heartland Express, Inc.(a)             150,000        4,125,000
---------------------------------------------------------------
Hub Group, Inc.(a)                     200,000        6,100,000
---------------------------------------------------------------
M.S. Carriers, Inc.(a)                 150,000        3,801,563
---------------------------------------------------------------
Swift Transportation Co., Inc.(a)      300,000        9,600,000
---------------------------------------------------------------
US Xpress Enterprises, Inc.(a)         200,000        4,400,000
---------------------------------------------------------------
Werner Enerprises, Inc.                175,000        4,243,750
---------------------------------------------------------------
                                                     32,270,313
---------------------------------------------------------------

TRUCKS & PARTS-0.08%

Wabash National Corp.                  100,000        2,987,500
---------------------------------------------------------------

WASTE MANAGEMENT-1.61%

Allied Waste Industries, Inc.(a)       500,000       10,187,500
---------------------------------------------------------------
American Disposal Services,
  Inc.(a)                              400,000       14,100,000
---------------------------------------------------------------
ITEQ, Inc.(a)(b)                       650,000        8,125,000
---------------------------------------------------------------
KTI, Inc.(a)                           300,000        4,350,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

WASTE MANAGEMENT-(CONTINUED)

Philip Services Corp.(a)(Canada)       400,000   $    7,000,000
---------------------------------------------------------------
USA Waste Services, Inc.(a)            497,500       18,407,500
---------------------------------------------------------------
                                                     62,170,000
---------------------------------------------------------------
  Total Common Stocks                             3,678,428,904
---------------------------------------------------------------

PREFERRED STOCK -0.23%

HOTELS-0.23%

Royal Caribbean Cruises Ltd.-$3.63
  Conv. Pfd.                           115,000        8,740,000
---------------------------------------------------------------

CONVERTIBLE CORPORATE NOTES-0.25%

ADVERTISING/BROADCASTING-0.05%

Jacor Communications Inc., Conv.
  Sr. LYON, 5.50%, 06/12/11(c)      $3,200,000   $    1,959,776
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.20%

Pier 1 Imports, Inc., Conv. Sub.
  Notes, 5.75%, 10/01/03            $4,800,000   $    7,789,968
---------------------------------------------------------------
  Total Convertible Corporate
    Notes                                             9,749,744
---------------------------------------------------------------
U.S. TREASURY SECURITIES-2.15%

U.S. TREASURY BILLS-2.15%

5.093%, 01/02/98(d)(e)              83,780,000       83,111,435
---------------------------------------------------------------
REPURCHASE AGREEMENT-1.93%(f)

HSBC Securities, Inc., 5.65%,
  11/03/97(g)                       74,585,705       74,585,705
---------------------------------------------------------------
TOTAL INVESTMENTS-99.75%                          3,854,615,788
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.25%                                   9,641,521
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,864,257,309
===============================================================

Investment Abbreviations:

ADR  -- American Depository Receipt
Conv. -- Convertible
LYON -- Liquid Yield Option Notes
Pfd.  -- Preferred
Sr.  -- Senior
Sub.  -- Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Co. Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 10/31/97 was $175,116,278 which represented 4.53% of the Fund's net assets.
(c) Zero coupon bond. Interest rate shown represents the rate of original issue discount.
(d) U.S. Treasury bills are traded on discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See note 7.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 10/31/97 with a maturing value of $350,164,792. Collateralized by $355,329,000, U.S. Government obligations, 7.00% to 9.875% due 11/15/15-10/01/27 with an aggregate market value at 10/31/97 of $359,463,470.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $2,754,595,749)                         $3,854,615,788
--------------------------------------------------------
Receivables for:
  Investments sold                            14,238,069
--------------------------------------------------------
  Capital stock sold                          29,386,400
--------------------------------------------------------
  Dividends and interest                         344,855
--------------------------------------------------------
  Variation margin                             1,776,500
--------------------------------------------------------
Investment for deferred compensation
  plan                                            34,679
--------------------------------------------------------
Other assets                                     101,226
--------------------------------------------------------
    Total assets                           3,900,497,517
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       25,526,261
--------------------------------------------------------
  Capital stock reacquired                     7,082,703
--------------------------------------------------------
  Deferred compensation                           34,679
--------------------------------------------------------
Accrued advisory fees                          2,187,579
--------------------------------------------------------
Accrued administrative services fees              10,746
--------------------------------------------------------
Accrued distribution fees                        864,455
--------------------------------------------------------
Accrued directors' fees                            7,521
--------------------------------------------------------
Accrued transfer agent fees                      345,281
--------------------------------------------------------
Accrued operating expenses                       180,983
--------------------------------------------------------
    Total liabilities                         36,240,208
--------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $3,864,257,309

========================================================

Capital stock, $.001 par value per
  share:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 77,337,382
========================================================

NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                   $        49.97

========================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $49.97 divided by
     94.50%)                              $        52.88
========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Interest                                   $   8,960,543
--------------------------------------------------------
Dividends (net of $63,501 foreign
  withholding tax)                             3,185,128
--------------------------------------------------------
    Total investment income                   12,145,671
--------------------------------------------------------

EXPENSES:

Advisory fees                                 19,244,957
--------------------------------------------------------
Administrative services fees                      97,609
--------------------------------------------------------
Custodian fees                                   258,042
--------------------------------------------------------
Directors' fees                                   24,698
--------------------------------------------------------
Distribution fees                              7,594,650
--------------------------------------------------------
Transfer agent fees                            4,007,067
--------------------------------------------------------
Other                                            846,694
--------------------------------------------------------
    Total expenses                            32,073,717
--------------------------------------------------------
Less: Expenses paid indirectly                  (187,716)
--------------------------------------------------------
    Net expenses                              31,886,001
--------------------------------------------------------
Net investment income (loss)                 (19,740,330)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain on sales of:
    Investment securities                    120,020,005
--------------------------------------------------------
    Futures contracts                         23,220,678
--------------------------------------------------------
                                             143,240,683
--------------------------------------------------------
Net unrealized appreciation
  (depreciation) of:
    Investment securities                    445,142,391
--------------------------------------------------------
    Futures contracts                         (9,323,940)
--------------------------------------------------------
                                             435,818,451
========================================================
         Net gain on investment
           securities and futures
           contracts                         579,059,134
--------------------------------------------------------
Net increase in net assets resulting from
  operations                               $ 559,318,804
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1997 AND 1996

                                                                   1997             1996
                                                              --------------   --------------
OPERATIONS:

  Net investment income (loss)                                $  (19,740,330)  $  (19,703,976)
---------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and
    futures contracts                                            143,240,683      141,538,687
---------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                            435,818,451      211,197,677
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         559,318,804      333,032,388
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities                                         (138,552,707)     (54,512,548)
---------------------------------------------------------------------------------------------
Net increase from capital stock transactions                     692,927,269      226,490,173
---------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,113,693,366      505,010,013
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,750,563,943    2,245,553,930
---------------------------------------------------------------------------------------------
  End of period                                               $3,864,257,309   $2,750,563,943
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,631,139,285   $1,957,915,109
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (81,400)         (44,163)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities and futures contracts                             138,417,475      133,729,499
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                          1,094,781,949      658,963,498
---------------------------------------------------------------------------------------------
                                                              $3,864,257,309   $2,750,563,943
=============================================================================================

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund has temporarily discontinued public sales of its shares to new investors. The Fund is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year.
  Information presented in these financial statements pertains only to the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-- Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, $19,703,093 was reclassified from undistributed net investment income (loss) to paid in capital as a result of net operating tax loss. Net assets were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Transactions--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $97,609 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $979,015 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Company has adopted a plan pursuant to rule 12b-1 under the 1940 Act (the "Plan"), whereby the Fund pays to AIM Distributors an annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sales and distribution of the Fund's shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. Any amounts not paid as a service fee under the Plan would constitute an assets-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's shares. During the year ended October 31, 1997, the Fund paid AIM Distributors $7,594,650 as compensation under the Plan.
  AIM Distributors received commissions of $5,850,410 from sales of shares of the Fund's capital stock during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the year ended October 31, 1997, AIM Distributors received $72,147 in contingent deferred sales charges imposed on redemptions of the Fund's capital stock. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund paid legal fees of $11,454 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended October 31, 1997, the Fund's expenses were reduced by $13,018. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $39,453 and $135,245, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $187,716 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1997 were $2,666,279,948 and $2,089,513,535, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 1,177,189,380
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (79,723,571)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $ 1,097,465,809
===========================================================

  Cost of investment for tax purposes is $2,757,149,979.

NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $3,288,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts. Open futures contracts were as follows:

                                            UNREALIZED
                  NO. OF       MONTH/      APPRECIATION
   CONTRACT     CONTRACTS    COMMITMENT   (DEPRECIATION)
   --------     ----------   ----------   --------------
S&P 500 Index        170       Dec. 97     $(5,238,090)

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                                                         1997                            1996
                                                             -----------------------------   -----------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
                                                             -----------   ---------------   -----------   ---------------
Sold                                                          41,558,826   $ 1,826,781,148    30,538,437   $ 1,334,476,880
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                            3,068,800       127,938,198     1,291,013        49,897,557
--------------------------------------------------------------------------------------------------------------------------
Reacquired                                                   (28,514,602)   (1,261,792,077)  (26,568,998)   (1,157,884,264)
--------------------------------------------------------------------------------------------------------------------------
                                                              16,113,024   $   692,927,269     5,260,452   $   226,490,173
==========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the four-year period ended October 31, 1997, the ten month period ended October 31, 1993 and the year ended December 31, 1992.

                                                                            OCTOBER 31,
                                                  ---------------------------------------------------------------    DECEMBER 31,
                                                     1997           1996          1995         1994        1993        1992(a)
                                                  ----------     ----------    ----------    --------    --------    ------------
Net asset value, beginning of period              $    44.93     $    40.13    $    28.37    $  23.85    $  18.52      $ 16.06
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
Income from investment operations:
    Net investment income (loss)                       (0.26)         (0.32)        (0.04)      (0.05)      (0.02)       (0.03)
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
    Net gains (losses) on securities (both
      realized and unrealized)                          7.60           6.09         11.80        4.57        5.35         3.41
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
        Total from investment operations                7.34           5.77         11.76        4.52        5.33         3.38
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
Less distributions:
    Dividends from net investment income                  --             --            --          --          --           --
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
    Distributions from net realized gains              (2.30)         (0.97)           --          --          --        (0.92)
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
        Total distributions                            (2.30)         (0.97)           --          --          --        (0.92)
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
Net asset value, end of period                    $    49.97     $    44.93    $    40.13    $  28.37    $  23.85      $ 18.52
================================================  ==========     ==========    ==========    ========    ========      =======
Total return(b)                                        17.35%         14.77%        41.45%      18.96%      28.78%       21.34%
================================================  ==========     ==========    ==========    ========    ========      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $3,864,257     $2,750,564    $2,245,554    $687,238    $217,256      $38,238
================================================  ==========     ==========    ==========    ========    ========      =======
Ratio of expenses to average net assets(c)              1.06%(d)(e)    1.11%         1.08%       1.07%       1.00%(g)     1.25%
================================================  ==========     ==========    ==========    ========    ========      =======
Ratio of net investment income (loss) to average
  net assets(f)                                        (0.65)%(d)      (0.76)%      (0.19)%     (0.26)%     (0.24)%(g)   (0.59)%
================================================  ==========     ==========    ==========    ========    ========      =======
Portfolio turnover rate                                   73%            79%           52%         75%         61%         164%
================================================  ==========     ==========    ==========    ========    ========      =======
Average broker commission rate paid(h)            $   0.0540     $   0.0545           N/A         N/A         N/A          N/A
================================================  ==========     ==========    ==========    ========    ========      =======

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Prior to fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.15%, 1.09%, 1.17% (annualized), and 1.65%, for 1995-92, respectively.
(d) Ratios are based on average net assets of $3,037,859,800.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.05%.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or and expense reimbursements were (0.26)%, (0.28)%, (0.41)% (annualized), and (0.99)%, for 1995-92, respectively.
(g) Annualized.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

NOTE 10-LEGAL PROCEEDINGS

A claim, Saltzberg v. AIM Equity Funds, Inc., et al., was filed in Southern District Court in Texas in October 1996 against AIM and certain other subsidiaries of AIM Management. The claim was instituted under section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by the Fund in connection with fees paid for marketing and shareholder services after the Fund was closed to new investors. AIM Management is investigating whether there is any basis at all for this claim and intends to defend it vigorously.

NOTE 11-FUND REOPENING AND CLOSING

The Fund was reopened to new investors on June 4, 1997 and subsequently closed to new investors effective as of the close of business June 5, 1997.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Aggressive Growth Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the ten month period ended October 31, 1993 and the year ended December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the ten month period ended October 31, 1993 and the year ended December 31, 1992, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SUPPLEMENTAL PROXY INFORMATION

--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Aggressive Growth Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(4) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes             Withheld/
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                N/A          19,923,485
     Bruce L. Crockett...........................................  619,427,685                N/A          19,307,045
     Owen Daly II................................................  618,919,919                N/A          19,814,811
     Carl Frischling.............................................  619,275,356                N/A          19,459,374
     Robert H. Graham............................................  619,431,576                N/A          19,303,154
     John F. Kroeger.............................................  618,878,096                N/A          19,856,634
     Lewis F. Pennock............................................  619,272,998                N/A          19,461,732
     Ian W. Robinson.............................................  618,944,840                N/A          19,789,890
     Louis S. Sklar..............................................  619,462,714                N/A          19,272,016
(2)  Approval of Master Investment Advisory Agreement............   31,114,791            731,317           1,218,650
     Elimination of policy prohibiting investments in other
(3)  investment companies........................................   23,839,643          1,595,508           1,270,078
(4)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                           Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Treasurer             11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                            Gary T. Crum                                    Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                      Carol F. Relihan
Cortland Trust Inc.                           Senior Vice President and Secretary             A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Jack Fields                                   Jonathan C. Schoolar                            Houston, TX 77210-4739
Formerly Member of the                        Senior Vice President
U.S. House of Representatives                                                                 CUSTODIAN
                                              Melville B. Cox
Carl Frischling                               Vice President                                  State Street Bank & Trust Company
Partner                                                                                       225 Franklin Street
Kramer, Levin, Naftalis & Frankel             Dana R. Sutton                                  Boston, MA 02110
                                              Vice President and Assistant Treasurer
Robert H. Graham                                                                              COUNSEL TO THE FUND
President and Chief Executive Officer         P. Michelle Grace
A I M Management Group Inc.                   Assistant Secretary                             Ballard Spahr
                                                                                              Andrews & Ingersoll
John F. Kroeger                               Nancy L. Martin                                 1735 Market Street
Formerly Consultant                           Assistant Secretary                             Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.
                                              Ofelia M. Mayo                                  COUNSEL TO THE DIRECTORS
Lewis F. Pennock                              Assistant Secretary
Attorney                                                                                      Kramer, Levin, Naftalis & Frankel
                                              Kathleen J. Pflueger                            919 Third Avenue
Ian W. Robinson                               Assistant Secretary                             New York, NY 10022
Consultant; Formerly Executive
Vice President and                            Samuel D. Sirko                                 DISTRIBUTOR
Chief Financial Officer                       Assistant Secretary
Bell Atlantic Management                                                                      A I M Distributors, Inc.
Services, Inc.                                Stephen I. Winer                                11 Greenway Plaza
                                              Assistant Secretary                             Suite 100
Louis S. Sklar                                                                                Houston, TX 77046
Executive Vice President                      Mary J. Benson
Hines Interests                               Assistant Treasurer                             AUDITORS
Limited Partnership
                                                                                              KPMG Peat Marwick LLP
                                                                                              700 Louisiana
                                                                                              Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Aggressive Growth Fund distributed long-term capital gains of $2.298 per share during its tax year ended October 31, 1997.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$82 billion in assets for more than 3.6 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of September 30, 1997. The AIM Family of               prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



